UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2012

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

 Radnor, Pennsylvania 19087

(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(a)

On October 26, 2012, InsPro Technologies Corporation (the “Company”) dismissed Sherb & Co., LLP as the Company’s independent registered public accountants and engaged D’Arelli Pruzansky, P. A. as the independent registered public accountants. The dismissal of Sherb & Co., LLP and the engagement of D’Arelli Pruzansky, P. A. was approved by the Company’s Audit Committee. Sherb & Co., LLP did not resign or decline to be reappointed as the Company’s independent registered public accountants.

Neither the report of Sherb & Co., LLP dated March 16, 2012 on our consolidated balance sheets as of December 31, 2011 and 2010 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the years ended December 31, 2011 and 2010 nor the report of Sherb & Co., LLP dated March 25, 2011 on our consolidated balance sheets as of December 31, 2010 and 2009 and the related consolidated statements of operations, shareholders’ equity (deficit), and cash flows for the years ended December 31, 2010 and 2009 contained an adverse opinion or a disclaimer of opinion, nor were either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period prior to the dismissal of Sherb & Co., LLP there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused it to make reference thereto in connection with its reports on each of the Company’s financial statements for such years.

During the years ended December 31, 2010 and 2011 and through October 26, 2012, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company requested that Sherb & Co., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 31, 2012, is filed as Exhibit 16 to this Form 8-K.

Item 4.01(b)

On October 26, 2012, the Company engaged D’Arelli Pruzansky, P. A. as the independent registered public accountants for the two years ended December 31, 2012.

Prior to October 26, 2012, which was the date that D’Arelli Pruzansky, P. A. was engaged, the Company did not consult D’Arelli Pruzansky, P. A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
16.1	Sherb & Co., LLP letter dated October 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	October 31, 2012	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Principal Executive Officer, Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit Number	Description of Exhibit
16.1	Sherb & Co., LLP letter dated October 31, 2012